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                                                                   EXHIBIT 10(c)


                                                                        No.4-015

THE OPTION TO PURCHASE SHARES OF THE COMMON STOCK OF TECHNOLOGY GUARDIAN, INC., REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. NEITHER THE OPTIONS NOR THE UNDERLYING SHARES MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF SAID CORPORATION AND SUCH FURTHER RESTRICTIONS AS THE BOARD OF DIRECTORS MAY DETERMINE.

                             STOCK OPTION AGREEMENT

        STOCK OPTION AGREEMENT effective as of this 1st day of September, 1998, between Technology Guardian, Inc., a California corporation (the "Corporation"), and William Sarpalius (the "Recipient").

        WHEREAS, the Corporation, by action of the Board of Directors on July 28, 1998, has authorized the granting of stock options to purchase 150,000 shares of this Corporation's common stock, $.001 par value ("Common Stock"), to William Sarpaliusat an exercise price of $ 2.00 per share.

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged, the Corporation and the Optionee agree as follows:

        1. Grant of Option. The Corporation hereby grants to William Sarpalius an option to purchase (the "Option") an aggregate of 150,000 shares of the Corporation's common stock for a purchase price of $ 2.00 per share (the "Option Price").

        2. Vesting of Option. This option shall be immediately fully vested from the Date of Grant.

        3. Exercise of Option. This Option may be exercised in whole or in part at any time during the term of the Option, provided, however, no portion of this Option shall be exercisable after the expiration of the term thereof.

                The Option may be exercised, as provided in this Paragraph 3, by notice and payment to the Corporation as provided in Paragraph 5 hereof.

        4. Conversion. In lieu of exercising this Option as specified in Paragraph 3, the Recipient may from time to time convert this Option, in whole or in part, into a number of shares determined by dividing (a) the aggregate Fair Market Value (determined on the date of exercise) of the shares of the Corporation's Common Stock issuable upon exercise of this Option (less the number of shares as to which this Option has been previously exercised) minus the aggregate Option Price of such shares minus all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option, by (b) the Fair Market Value (determined on the date of exercise) of one share. This is represented mathematically as: {{(FMV per share) X [(number of share issuable under the Option) - (share previously issued and converted under the Option)]} - (amount required to be withheld)} / (FMV per share). For purpose of this Paragraph 4, "Fair Market Value" shall be the value determined in accordance with the following provisions:

                (a) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market System or the Nasdaq SmallCap Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market System or any successor system or the Nasdaq SmallCap Market or any successor market. If there is no closing selling price for the common stock on the date in question, then the FMV shall be the closing selling price on the last preceding date for which such quotation exists.


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                (b)     If the Common Stock is at the time listed or admitted to
                        trading on any stock exchange, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Board of Directors of the Corporation to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (c) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange, not traded on the Nasdaq National Market System nor on the Nasdaq SmallCap Market, then such Fair Market Value shall be determined by the Board of Directors of the Corporation after taking into account such factors as the Board of Directors of the Corporation shall deem appropriate.

        5. Manner of Exercise.

                (a) During the lifetime of the Recipient, only he may exercise the Option or any portion thereof. After the death of the Recipient, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Recipient's personal representative or by any person empowered to do so under the Recipient's will or under the then applicable laws of descent and distribution.

                (b) The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when such exercisable Option or portion thereof becomes unexercisable:

                        (i) Notice in writing signed by the Recipient, or such other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Corporation; and

                        (ii) (a) Full payment (in cash or by check) for the shares with respect to which such Option or portion thereof is exercised; or

                                (b) With the consent of the Corporation, shares of the Company's Common Stock owned by the Recipient duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion thereof is exercised.

        6. Term of Option. The term of the Option will be through August 24, 2003, subject to Paragraphs 8 and 9 as provided in this Agreement.

                The Recipient of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been purchased through the exercise of the Option and has been evidenced on the stock transfer records of the Corporation maintained by the Corporation's transfer agent.

        7. Performance Restrictions. The Recipient of this Option will not have the right to exercise this Option until confirmation by the Board of Directors that the following performance goals have been completed:

                NET SALES OF 1,000 UNITS SOLD BY THE EAST COAST OFFICE IN THE 12 MONTH PERIOD BEGINNING MARCH 1, 1999. HOWEVER, IF NET SALES OF 1,000 UNITS HAVE BEEN ACHIEVED BY AUGUST 31, 1999, THEN THE NUMBER OF SHARES SUBJECT TO THIS OPTION SHALL BE INCREASED BY 50,000 SHARES. SALES SHALL BE DEEMED COMPLETED DURING THE FOREGOING PERIODS IF A CONTACT LEADING TO A SALE HAS BEEN MADE WITH A CUSTOMER DURING THE RELEVANT TIME PERIOD, AND THE SALE IS COMPLETED WITHIN SIX MONTHS AFTER THE END OF THE RELEVANT TIME PERIOD. THE RECIPIENT SHALL BE ENTITLED TO THE RIGHTS DESCRIBED IN SECTION 11(b), SUBJECT TO THE REQUIREMENTS AND LIMITATIONS
                OF SECTION 11.


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                For purposes of this paragraph, the East Coast Office shall mean the people working out of the office of the Corporation located in the Washington, D.C., metropolitan area as of the date of this Agreement, and those who subsequently work in at such office as approved by the Corporation as part of the East Coast Office. The East Coast Office shall also include those VARs recruited by and working under the direction of the East Coast Office.

                For purposes of this paragraph, a "unit" shall consist of a server and associated hardware and the Corporation's software that allows high-speed access to the Internet, together with a service contract of at least two years duration. For purposes of definition of "unit" in this paragraph, a server and/or associated hardware may be furnished by the customer in lieu of a server and associated hardware furnished by the Corporation.

                A sale of a unit shall be deemed to occur or at such time as a sale is recognized by the Corporation in accordance with generally accepted accounting principles. Units which are returned to the Corporation shall be deducted from the number of Units sold. The number of Units sold less the number of Units returned shall be the net Units sold.


        8. Transferability Restriction. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) (1) without the consent of the Corporation, and (2) such transfer is not in violation of the Securities Act of 1933, the Corporate Securities Laws of the State of California, or the securities laws of any state. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process not in accordance with the foregoing sentence shall cause the Option to terminate immediately upon the happening of any such event, and the Recipient shall lose all rights under this agreement, provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 6, will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

        9. Death, Disability or Retirement of Recipient. The Recipient's rights to exercise this Option upon the death, disability or retirement of the Recipient are set forth as follows:


                (a) If the Recipient ceases to be in Service to the Corporation for a reason other than permanent disability or death, the Recipient must, within (2) months after the date of termination of such Service, but in no event after the Option's stated expiration date, exercise some or all of the Options that the Recipient was entitled to exercise on the date the Recipient's Service terminated. All options which have not vested in accordance with Paragraph 2 will thereafter be void for all purposes. If the Recipient ceases to be in Service to the Corporation by reason of permanent disability within the meaning of section 22(e)(3) of the Internal Revenue Code (as determined by the Board of Directors), the Recipient will have two (2) months after the date of termination of Service, but in no event after the stated expiration date of the Recipient's Options, to exercise Options that the Recipient was entitled to exercise on the date the Recipient's Service terminated as a result of the disability.

                (b) If a Recipient dies while in the Corporation's Service, any Options that the Recipient was entitled to exercise on the date of death will be exercisable within the six-month period following the date of issuance of letters testamentary or letters of administration of a deceased Recipient, in the case of the Recipient's death during his Service to the Corporation's Board, but not later than one year after the Recipient's death or until the stated expiration date of the Recipient's Option, whichever occurs first, by the person or persons ("successors") to whom the Recipient's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the Option Price, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

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                (c)     The term "Service" means service as an employee, as an
                        independent contractor, or an employee of an independent contractor.

        10. No Registration Obligation. The Recipient understands that the Option is not registered under the Securities Act of 1933, as amended (the "Securities Act") and the Corporation has no obligation to register under the Securities Act the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option. The Recipient represents that the Option is being acquired by him for investment and acknowledges that all certificates for the shares issued upon exercise of the Option will bear the following legend unless such shares are registered under the Securities Act prior to their issuance:

                             The shares of Common Stock evidenced by this
                                certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Corporation and its legal counsel such sales, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise the Recipient and the Corporation are able to establish the existence of an exemption from registration under the Securities Act and applicable state laws.

        11.     Effect of Certain Changes.

                (a) If there is any change in the number of shares of outstanding Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number of issued shares of Common Stock: provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                (b) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, or any sale or transfer by the Corporation of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group for more than 50% of the then outstanding voting securities of the Corporation, the Recipient shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, merger or consolidation, sale or transfer of assets or tender offer or exchange offer, by a Recipient of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation: sales or transfer of assets or tender offer or exchange offer, or in the alternative the Board may provide that each Option granted herein shall terminate as of a date fixed by the Board: provided, however, that not less than 30 day's written notice of the date so fixed shall be given to the Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option.

                (c) Paragraph (b) of this Section 11 shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change which results in the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board may provide that the Recipient shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any direct or indirect Parent of the


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                        Corporation), property, cash or any combination thereof
                        receivable upon such reclassification, change consolidation or merger by the Recipient of the number of shares of Common Stock for which Option might have been exercised.

                (d) If there is a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Stock Option Agreement.

                (e) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board.

                (f) Except as expressly provided in this Section 11, the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or split-up, split-off, or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not effect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option. The grant of this Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

                12. Notices. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation c/o President, Technology Guardian, Inc., 16520 Harbor Blvd., Bldg G, Fountain, Valley, CA 92708. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 12.

                13. Approval of Consent. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange or association upon which the Common Stock than may be listed.

                14. Benefits of Agreement. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

                15. Governmental and Other Regulations. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by the regulatory or governmental agency which, in the opinion of counsel for the Corporation, may be required.

                16. Conditions to Exercise. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and non-assessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

                        (i) The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed;


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                        (ii)    The completion of any registration or other
                                qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Corporation shall, in its absolute discretion, deem necessary or advisable;

                        (iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Corporation shall, in its absolute discretion, determine to be necessary or advisable;

                        (iv) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                        (v) The lapse of such reasonable period of time following the exercise of the Option as the Corporation may from time to time establish for reasons of administrative convenience.


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        This Stock Option Agreement is executed in the name and on behalf of the
  Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

                            TECHNOLOGY GUARDIAN, INC.

                         By
                              ----------------------------

        The undersigned Recipient understands the terms of this Option Agreement. The undersigned agrees to comply with the terms and conditions of this Option Agreement.


Date            , 1999                 Signature:
    ------------                                  ------------------------------
                                       Printed Name: William Sarpalius

                                       Tax ID # (SSN):
                                                     ---------------------------
                                       Address:
                                               ---------------------------------

                                               ---------------------------------


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